UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2019 (November 13, 2019)

Brighthouse Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37905	81-3846992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11225 North Community House Road Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (980) 365-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BHF	The Nasdaq Stock Market LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 6.600% Non-Cumulative Preferred Stock, Series A	BHFAP	The Nasdaq Stock Market LLC
6.250% Junior Subordinated Debentures due 2058	BHFAL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment of Executive Severance Pay Plan

On November 13, 2019, the Compensation Committee of the Board of Directors of Brighthouse Financial, Inc. approved the adoption of the Brighthouse Services, LLC Amended and Restated Executive Severance Pay Plan (the “Amended Executive Severance Plan”), effective as of December 1, 2019. Capitalized terms used but not defined herein are defined in the Amended Executive Severance Plan, which is filed as Exhibit 10.1 hereto.

Significant revisions to the original Brighthouse Services, LLC Executive Severance Pay Plan (the “Original Executive Severance Plan”) include: (1) providing the Plan Administrator with discretion to condition payment of severance benefits on the Participant entering into a covenant not-to-compete, in addition to other restrictive covenants provided in the Original Executive Severance Plan; (2) requiring the severance benefits to be paid within 60 days following the Termination Date, provided that the Separation Agreement has been signed and not revoked during that time period; and (3) providing the Plan Administrator with the sole discretion to determine the amount of severance payments and benefits, if any, that a Participant will be entitled to receive in connection with a Qualified Termination pursuant to Section 3.2 of the Amended Executive Severance Plan. Other than as described above, material terms of the Original Executive Severance Plan remain unmodified.

The foregoing description of the Amended Executive Severance Plan is qualified in its entirety by reference to the complete terms and conditions of the Amended Executive Severance Plan, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Brighthouse Services, LLC Amended and Restated Executive Severance Pay Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGHTHOUSE FINANCIAL, INC.

By:	/s/ D. Burt Arrington
Name:	D. Burt Arrington
Title:	Corporate Secretary

Date: November 19, 2019